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                                                                  EXHIBIT 10.26



                  SELLING SHAREHOLDER INDEMNIFICATION AGREEMENT


         THIS AGREEMENT is made as of the 11th day of December, 1998, by and among SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Sirrom"), and the undersigned (the "Shareholder").

                                  WITNESSETH:

         WHEREAS, the Shareholder included 66,000 shares of Sirrom Common Stock owned by him (the "Shares") in a registration statement on Form N-2, File No. 333-46051 (the "Registration Statement") that was prepared and filed by Sirrom Capital Corporation with the Securities and Exchange Commission; and

         WHEREAS, Sirrom and the Shareholder desire to enter into this Selling Shareholder Indemnification Agreement subject to certain conditions as set forth below.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

         1. Indemnification.

                  (a) Sirrom will indemnify and hold harmless the Shareholder against any losses, claims, damages or liabilities, joint or several, to which he may become subject under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and applicable state securities laws insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in the Registration Statement, including the final prospectus contained therein and any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or arise out of any violation by Sirrom of any rule or regulation promulgated under the Securities Act, the Exchange Act or state securities law applicable to Sirrom and relating to action or inaction required of Sirrom in connection with the Registration Statement; and will reimburse the Shareholder for any legal or other expenses reasonably incurred by him (including reasonable and necessary attorneys' fees) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Sirrom (which consent shall not be unreasonably withheld), nor shall Sirrom be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with the Registration Statement, final prospectus, and amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration Statement by or on behalf of the Shareholder.



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                  (b) Promptly after receipt by Shareholder under this Section 1 of notice of the commencement of any action or knowledge of a claim that would, if asserted, give rise to a claim for indemnity hereunder, Shareholder will, if a claim in respect thereof is to be made against Sirrom under this Section 1, notify Sirrom in writing of the commencement thereof or knowledge thereof and Sirrom shall have the right to participate in, and, to the extent Shareholder so desires, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify Sirrom promptly of the commencement of any such action or of the knowledge of any such claim, to the extent such failure is prejudicial to its ability to defend such action, shall relieve Sirrom of any liability to Shareholder under this Section 1, but the omission so to notify Sirrom will not relieve it of any liability that it may have to Shareholder otherwise than under this Section.

                  (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 1 is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, Sirrom shall contribute to the aggregate losses, claims, damages and liabilities incurred (including legal or other expenses reasonably incurred in connection with investigating or defending same) by Shareholder. In determining the amount of contribution to which Shareholder is entitled, there shall be considered the relative benefits received by Sirrom and Shareholder from the offering of the Shares, Sirrom's and Shareholder's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. Shareholder will, promptly after receipt of notice of commencement of any action, suit or proceeding against Shareholder in respect of which a claim for contribution may be made under this Section 1, notify Sirrom, but the omission to so notify Sirrom shall not relieve it from any other obligation it may have hereunder or otherwise.

         2. Underwriting Agreement. This Agreement shall not be deemed to amend or alter in any manner that certain Underwriting Agreement dated March 5, 1998 between Sirrom, Morgan Stanley & Co. Incorporated, The Robinson-Humphrey Company LLC, J.C. Bradford & Co., Suntrust Equitable Securities Corporation, and the Selling Shareholders (the "Underwriting Agreement"), pursuant to which Sirrom is entitled to indemnification from Shareholder in certain circumstances.

         3. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         4. Consent: Changes. The terms and provisions of this Agreement may not be modified or amended, except with the written consent of Sirrom and the Shareholder. None of the terms and provisions of this Agreement may be waived except in writing by the person so waiving.

         5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

         6. Notice. All notices and other communications required or permitted to be given in respect of this Agreement shall be deemed to have been given or made if delivered personally,





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by facsimile or if mailed by registered or certified mail return receipt requested, to the following parties at the following addresses, or, in each case, at such other address or addresses as either party shall hereafter specify by written notice to the other:

                  (i)      If to Sirrom:

                           Sirrom Capital Corporation
                           500 Church Street, Suite 200
                           Nashville, Tennessee  37219
                           Attention: Chief Executive Officer

                  (ii)     If to the Shareholder:

                           H. Hiter Harris, III
                           1313 East Main Street, Suite 300
                           Richmond, Virginia 23219

         All such notices and communications, if mailed, shall be deemed to have been given on the third business day after the mailing thereof.

         7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute a single agreement.

         8. Heading. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

         9. Severability. If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining portions of this Agreement shall continue in full force and effect.



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         IN WITNESS WHEREOF, the undersigned have executed this Shareholder
Indemnification Agreement as of the day and year first above written.


                                   SIRROM CAPITAL CORPORATION


                                   By:  /s/ George M. Miller, II
                                       ---------------------------------------

                                   Title:  Chief Executive Officer
                                          ------------------------------------

                                   SHAREHOLDER


                                   /s/ H. Hiter Harris, III
                                   -------------------------------------------

                                   Name: H. Hiter Harris, III
                                         -------------------------------------






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